SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 30, 2008

Date of Report (Date of earliest event reported)

HEARST-ARGYLE TELEVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14776	74-2717523
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 West 57th Street

New York, New York 10019

(Address of Principal Executive Offices)  (Zip Code)

(212) 887-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported, the Company entered into agreements (the “Lifetime Agreements”) dated March 8, 2000, June 30, 2004, and April 2, 2008, as amended from time to time, with Lifetime Entertainment Services (“Lifetime”), an entity owned 50% by an affiliate of The Hearst Corporation and 50% by The Walt Disney Company, whereby (i) the Company assists Lifetime in securing distribution and subscribers for the Lifetime Television, Lifetime Movie Network and/or Lifetime Real Women programming services (the “Lifetime Services”); and (ii) Lifetime acts as the Company’s agent with respect to the negotiation of its agreements with certain multi-channel video programming distributors.

As previously reported, on January 31, 2006, the Company entered into a retransmission consent agreement (the “EchoStar Agreement”) with EchoStar Satellite L.L.C., now known as DISH Network L.L.C. (“DISH”), for the non-exclusive retransmission by DISH of the Company’s owned and operated stations’ broadcast signals.  DISH was one of the multi-channel video programming distributors contemplated by the Lifetime Agreements.

On June 30, 2008, in connection with a joint negotiation by DISH with Lifetime and with the Company, respectively, for DISH’s carriage of the Lifetime Services and DISH’s retransmission of the Company’s owned and operated stations’ broadcast signals, the Company and DISH amended the EchoStar Agreement and extended the term thereof.  On June 30, 2008, the Company and Lifetime also amended the April 2, 2008 Lifetime Agreements to extend the permitted term of the retransmission consent agreements contemplated thereby.  As previously reported, the Company believes that the material terms of the Lifetime Agreements constitute competitive information, and the Company sought confidential treatment of that information, and will seek confidential treatment of the material terms of the amendments to the Lifetime Agreements.  The Company estimates that the aggregate annual consideration amount payable by Lifetime to the Company in 2009 under the Lifetime Agreement with respect to DISH, as amended, will be less than 1.6% of the Company’s estimated 2008 net operating revenues.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Item	Exhibit
10.1	Amendment No. 1 to Lifetime Agreement executed June 30, 2008, between the Company and Lifetime Entertainment Services.

10.2	Amendment No. 1 to Lifetime Agreement executed June 30, 2008, between the Company and Lifetime Entertainment Services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARST-ARGYLE TELEVISION, INC.

By:	/s/Jonathan C. Mintzer
Name: Jonathan C. Mintzer
Title: General Counsel, Vice President and Secretary

Date: July 7, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Amendment No. 1 to Lifetime Agreement dated June 30, 2008, between the Company and Lifetime Entertainment Services.

10.2	Amendment No. 1 to Lifetime Agreement dated June 30, 2008, between the Company and Lifetime Entertainment Services.